WASH★REIT

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

First Quarter 2021

FINANCIAL STRENGTH

YTD 2021 CORE FAD PAYOUT RATIO	DEBT SERVICE COVERAGE RATIO	TARGET NET DEBT TO ADJ EBITDA MID TO LOW	INVESTMENT GRADE CREDIT RATING	SECURED DEBT TO TOTAL ASSETS
83%	**3.9x**	**6s**	**Baa2 STABLE** **BBB STABLE**	**0%**

Q1 2021 NOI BY REGION

MARYLAND
8%
29%
63%
DC
VIRGINIA

Q1 2021 NOI BY ASSET CLASS

OTHER
8%
49%
OFFICE
43%
MULTIFAMILY

Table of Contents
March 31, 2021

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Real estate rental revenue	$69,633		$71,229		$73,227		$72,870		$76,792
Real estate expenses	(26,694)		(28,713)		(28,672)		(26,885)		(28,639)
	42,939		42,516		44,555		45,985		48,153
Real estate depreciation and amortization	(29,643)		(30,241)		(30,470)		(29,599)		(29,720)
Income from real estate	13,296		12,275		14,085		16,386		18,433
Interest expense	(10,123)		(8,998)		(8,711)		(8,751)		(10,845)
Loss on interest rate derivatives	—		(560)		—		—		—
Loss on sale of real estate	—		(7,470)		—		(7,539)		—
(Loss) gain on extinguishment of debt	—		(296)		—		(206)		468
Other income	1,284		—		—		—		—
General and administrative expenses	(5,604)		(5,988)		(6,330)		(5,296)		(6,337)
Net (loss) income	$(1,147)		$(11,037)		$(956)		$(5,406)		$1,719
Per Share Data:
Net (loss) income	$(0.02)		$(0.13)		$(0.01)		$(0.07)		$0.02
Fully diluted weighted average shares outstanding	84,413		82,962		82,186		82,153		82,287
Percentage of Revenues:
Real estate expenses	38.3%		40.3%		39.2%		36.9%		37.3%
General and administrative expenses	8.0%		8.4%		8.6%		7.3%		8.3%
Ratios:
Adjusted EBITDA / Interest expense	3.9	x	4.1	x	4.4	x	4.7	x	3.9	x
Net (loss) income / Real estate rental revenue	(1.6)%		(15.5)%		(1.3)%		(7.4)%		2.2%

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Assets
Land	$551,578	$551,578	$574,025	$574,025	$574,025
Income producing property	2,443,104	2,432,039	2,497,017	2,467,629	2,444,525
	2,994,682	2,983,617	3,071,042	3,041,654	3,018,550
Accumulated depreciation and amortization	(775,691)	(749,014)	(772,482)	(745,692)	(719,446)
Net income producing property	2,218,991	2,234,603	2,298,560	2,295,962	2,299,104
Properties under development or held for future development	30,840	37,615	77,481	89,166	89,791
Total real estate held for investment, net	2,249,831	2,272,218	2,376,041	2,385,128	2,388,895
Investment in real estate held for sale, net	—	—	—	—	57,028
Cash and cash equivalents	3,017	7,700	3,814	7,971	20,601
Restricted cash	576	603	615	630	634
Rents and other receivables	59,396	58,257	67,628	67,026	64,617
Prepaid expenses and other assets	67,216	71,040	84,174	81,967	84,722
Other assets related to properties sold or held for sale	—	—	—	—	6,123
Total assets	$2,380,036	$2,409,818	$2,532,272	$2,542,722	$2,622,620
Liabilities
Notes payable, net	$945,634	$945,370	$897,443	$897,060	$997,075
Line of credit	33,000	42,000	186,000	181,000	148,000
Accounts payable and other liabilities	60,339	58,773	99,388	93,192	98,966
Dividend payable	25,424	25,361	24,767	24,760	—
Advance rents	6,642	7,215	6,979	7,375	8,681
Tenant security deposits	10,095	9,990	10,580	10,769	10,875
Other liabilities related to properties sold or held for sale	—	—	—	—	875
Total liabilities	1,081,134	1,088,709	1,225,157	1,214,156	1,264,472
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 150,000 shares authorized	846	844	824	823	823
Additional paid-in capital	1,651,680	1,649,366	1,601,160	1,598,620	1,596,242
Distributions in excess of net income	(325,469)	(298,860)	(262,435)	(236,673)	(206,506)
Accumulated other comprehensive loss	(28,473)	(30,563)	(32,759)	(34,533)	(32,744)
Total shareholders' equity	1,298,584	1,320,787	1,306,790	1,328,237	1,357,815
Noncontrolling interests in subsidiaries	318	322	325	329	333
Total equity	1,298,902	1,321,109	1,307,115	1,328,566	1,358,148
Total liabilities and equity	$2,380,036	$2,409,818	$2,532,272	$2,542,722	$2,622,620

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Funds from operations (FFO) (1)
Net (loss) income	$(1,147)	$(11,037)	$(956)	$(5,406)	$1,719
Real estate depreciation and amortization	29,643	30,241	30,470	29,599	29,720
Loss on sale of depreciable real estate	—	7,470	—	7,539	—
NAREIT funds from operations (FFO)	28,496	26,674	29,514	31,732	31,439
Loss (gain) on extinguishment of debt	—	296	—	206	(468)
Loss on interest rate derivatives	—	560	—	—	—
Severance expense	173	—	—	—	—
Core FFO (1)	$28,669	$27,530	$29,514	$31,938	$30,971

Allocation to participating securities (2)	(139)	(92)	(151)	(151)	(151)

NAREIT FFO per share - basic	$0.34	$0.32	$0.36	$0.38	$0.38
NAREIT FFO per share - fully diluted	$0.34	$0.32	$0.36	$0.38	$0.38

Core FFO per share - fully diluted	$0.34	$0.33	$0.36	$0.39	$0.37

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	84,413	82,962	82,186	82,153	82,086
Average shares - fully diluted (for NAREIT FFO and Core FFO)	84,495	83,093	82,357	82,323	82,287
______________________________
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Funds available for distribution (FAD) (1)
NAREIT FFO	$28,496	$26,674	$29,514	$31,732	$31,439
Non-cash loss (gain) on extinguishment of debt	—	296	—	204	(1,381)
Tenant improvements and incentives, net of reimbursements	539	(6,250)	(4,013)	(1,877)	(1,072)
External and internal leasing commissions capitalized	(538)	(1,445)	(1,081)	(797)	(529)
Recurring capital improvements	(867)	(2,164)	(1,068)	(824)	(988)
Straight-line rent, net	(548)	82	(522)	(655)	(663)
Non-cash fair value interest expense	—	—	—	—	(59)
Non-real estate depreciation and amortization of debt costs	1,344	987	956	910	942
Amortization of lease intangibles, net	377	477	464	544	457
Amortization and expensing of restricted share and unit compensation	1,664	1,972	2,479	1,644	1,778
FAD	30,467	20,629	26,729	30,881	29,924
Cash loss on extinguishment of debt	—	—	—	2	913
Loss on interest rate derivatives	—	560	—	—	—
Non-share-based severance expense	103	—	—	—	—
Core FAD (1)	$30,570	$21,189	$26,729	$30,883	$30,837
______________________________
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Adjusted EBITDA (1)

Net (loss) income	$(1,147)	$(11,037)	$(956)	$(5,406)	$1,719
Add/(deduct):
Interest expense	10,123	8,998	8,711	8,751	10,845
Real estate depreciation and amortization	29,643	30,241	30,470	29,599	29,720
Non-real estate depreciation	233	229	234	241	238
Severance expense	173	—	—	—	—
Loss on sale of depreciable real estate	—	7,470	—	7,539	—
Loss (gain) on extinguishment of debt	—	296	—	206	(468)
Loss on interest rate derivatives	—	560	—	—	—
Adjusted EBITDA	$39,025	$36,757	$38,459	$40,930	$42,054
______________________________
(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, gain/loss on interest rate derivatives, severance expense, acquisition expenses, gain from non-disposal activities and loss/gain on interest rate derivatives. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Balances Outstanding

Unsecured
Fixed rate bonds	$696,174	$695,968	$348,522	$348,375	$598,028
Term loans	249,460	249,402	548,921	548,685	399,047
Credit facility	33,000	42,000	186,000	181,000	148,000
Unsecured total	978,634	987,370	1,083,443	1,078,060	1,145,075
Total	$978,634	$987,370	$1,083,443	$1,078,060	$1,145,075

Weighted Average Interest Rates

Unsecured
Fixed rate bonds	4.3%	4.3%	4.5%	4.5%	4.7%
Term loans (1)	2.9%	2.9%	2.6%	2.6%	2.8%
Credit facility	1.1%	1.1%	1.1%	1.2%	1.8%
Unsecured total	3.8%	3.8%	3.0%	3.0%	3.7%
Weighted Average	3.8%	3.8%	3.0%	3.0%	3.7%
______________________________
(1) WashREIT entered into interest rate swaps to effectively fix the floating interest rates on its total $250.0 million aggregate principal of its term loans outstanding as of March 31, 2021 (see page 10 of this Supplemental).

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
March 31, 2021

	Future Maturities of Debt
Year	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2021	$—		$—		$—	—%
2022	300,000		—		300,000	4.0%
2023	250,000	(1)	33,000	(2)	283,000	2.7%
2024	—		—		—	—%
2025	—		—		—	—%
2026	—		—		—	—%
Thereafter	400,000	(3)	—		400,000	4.5%
Scheduled principal payments	$950,000		$33,000		$983,000	3.8%
Net discounts/premiums	(408)		—		(408)
Loan costs, net of amortization	(3,958)		—		(3,958)
Total maturities	$945,634		$33,000		$978,634	3.8%
Weighted average maturity = 5.0 years
______________________________
(1)    WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023. The 2018 Term Loan has an all-in fixed interest rate of 2.87%.
(2)    Maturity date for credit facility of March 2023 assumes election of extension option for two additional 6-month periods.
(3)    The closing and full funding of the $350 million 10-year 3.44% Green Bonds occurred on December 17, 2020. The Green Bonds have an all-in fixed interest rate of 4.09%.

Debt Covenant Compliance

	Unsecured Public Debt Covenants		Unsecured Private Debt Covenants
	Notes Payable		Line of Credit and Term Loans		Notes Payable
	Quarter Ended March 31, 2021	Covenant	Quarter Ended March 31, 2021	Covenant	Quarter Ended March 31, 2021	Covenant
% of Total Indebtedness to Total Assets(1)	38.4%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	—%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	32.7%	≤ 60.0%	32.7%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	4.17	≥ 1.50	4.17	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	—%	≤ 40.0%	—%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	32.7%	≤ 60.0%	32.7%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.59	≥ 1.75	4.59	≥ 1.75
______________________________
(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	Three Months Ended
	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Market Data

Shares Outstanding	84,564		84,409		82,351		82,327		82,315
Market Price per Share	$22.10		$21.63		$20.13		$22.20		$23.87
Equity Market Capitalization	$1,868,864		$1,825,767		$1,657,726		$1,827,659		$1,964,859

Total Debt	$978,634		$987,370		$1,083,443		$1,078,060		$1,145,075
Total Market Capitalization	$2,847,498		$2,813,137		$2,741,169		$2,905,719		$3,109,934

Total Debt to Market Capitalization	0.34	:1	0.35	:1	0.40	:1	0.37	:1	0.37	:1

Earnings to Fixed Charges(1)	0.9x		-0.2x		0.8x		0.4x		1.1x
Debt Service Coverage Ratio(2)	3.9x		4.1x		4.4x		4.7x		3.9x

Dividend Data	Three Months Ended
	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Total Dividends Declared	$25,462		$25,388		$24,806		$24,761		$24,820
Common Dividend Declared per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	88.2%		90.9%		83.3%		76.9%		81.1%
Payout Ratio (Core FAD basis)	83.3%								81.1%
______________________________
(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio includes (loss) gain on sale of real estate of ($15.0 million) and ($7.5 million) for the three months ended December 31, 2020 and June 30, 2020, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2021 vs. 2020

	Three Months Ended March 31,
	2021	2020	% Change
Cash Basis:
Multifamily	$20,756	$22,809	(9.0)%
Office	18,386	19,292	(4.7)%
Other (2)	3,370	3,115	8.2%
Overall Same-Store Portfolio (1)	$42,512	$45,216	(6.0)%

GAAP Basis:
Multifamily	$20,751	$22,803	(9.0)%
Office	18,482	19,690	(6.1)%
Other (2)	3,497	3,207	9.0%
Overall Same-Store Portfolio (1)	$42,730	$45,700	(6.5)%

______________________________
(1) Non same-store properties were:
Development:
Multifamily - Trove
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street

(2) Consists of retail centers: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2021
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$35,156	$28,599	$4,902	$68,657
Non same-store (1)	976	—	—	976
Total	36,132	28,599	4,902	69,633
Real estate expenses
Same-store portfolio	14,405	10,117	1,405	25,927
Non same-store (1)	767	—	—	767
Total	15,172	10,117	1,405	26,694
Net Operating Income (NOI)
Same-store portfolio	20,751	18,482	3,497	42,730
Non same-store (1)	209	—	—	209
Total	$20,960	$18,482	$3,497	$42,939

Same-store portfolio NOI (from above)	$20,751	$18,482	$3,497	$42,730
Straight-line revenue, net for same-store properties	4	(534)	(18)	(548)
Amortization of acquired lease assets (liabilities) for same-store properties	1	40	(126)	(85)
Amortization of lease intangibles for same-store properties	—	398	17	415
Same-store portfolio cash NOI	$20,756	$18,386	$3,370	$42,512
Reconciliation of NOI to net income
Total NOI	$20,960	$18,482	$3,497	$42,939
Depreciation and amortization	(14,978)	(13,230)	(1,435)	(29,643)
General and administrative expenses	—	—	(5,604)	(5,604)
Interest expense	—	—	(10,123)	(10,123)
Other income	—	—	1,284	1,284
Net income (loss)	$5,982	$5,252	$(12,381)	$(1,147)
______________________________
(1) For a list of non-same-store and other properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2020
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$35,465	$28,980	$3,902	$68,347
Non same-store (1)	698	2,184	—	2,882
Total	36,163	31,164	3,902	71,229
Real estate expenses
Same-store portfolio	14,304	11,300	1,405	27,009
Non same-store (1)	728	976	—	1,704
Total	15,032	12,276	1,405	28,713
Net Operating Income (NOI)
Same-store portfolio	21,161	17,680	2,497	41,338
Non same-store (1)	(30)	1,208	—	1,178
Total	$21,131	$18,888	$2,497	$42,516

Same-store portfolio NOI (from above)	$21,161	$17,680	$2,497	$41,338
Straight-line revenue, net for same-store properties	4	(567)	16	(547)
Amortization of acquired lease assets (liabilities) for same-store properties	1	42	(126)	(83)
Amortization of lease intangibles for same-store properties	—	331	17	348
Same-store portfolio cash NOI	$21,166	$17,486	$2,404	$41,056

Reconciliation of NOI to net income
Total NOI	$21,131	$18,888	$2,497	$42,516
Depreciation and amortization	(14,636)	(14,157)	(1,448)	(30,241)
General and administrative expenses	—	—	(5,988)	(5,988)
Interest expense	—	—	(8,998)	(8,998)
Loss on interest rate derivatives	—	—	(560)	(560)
Loss on sale of real estate	—	—	(7,470)	(7,470)
Loss on extinguishment of debt	—	—	(296)	(296)
Net income (loss)	$6,495	$4,731	$(22,263)	$(11,037)
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2020
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$36,541	$31,014	$4,544	$72,099
Non same-store (1)	37	4,656	—	4,693
Total	36,578	35,670	4,544	76,792

Real estate expenses
Same-store portfolio	13,738	11,324	1,337	26,399
Non same-store (1)	247	1,993	—	2,240
Total	13,985	13,317	1,337	28,639

Net Operating Income (NOI)
Same-store portfolio	22,803	19,690	3,207	45,700
Non same-store (1)	(210)	2,663	—	2,453
Total	$22,593	$22,353	$3,207	$48,153

Same-store portfolio NOI (from above)	$22,803	$19,690	$3,207	$45,700
Straight-line revenue, net for same-store properties	5	(734)	18	(711)
Amortization of acquired lease liabilities for same-store properties	1	(30)	(127)	(156)
Amortization of lease intangibles for same-store properties	—	366	17	383
Same-store portfolio cash NOI	$22,809	$19,292	$3,115	$45,216

Reconciliation of NOI to net income
Total NOI	$22,593	$22,353	$3,207	$48,153
Depreciation and amortization	(13,961)	(14,354)	(1,405)	(29,720)
General and administrative expenses	—	—	(6,337)	(6,337)
Interest expense	(172)	—	(10,673)	(10,845)
Loss on extinguishment of debt	—	—	468	468
Net income (loss)	$8,460	$7,999	(14,740)	$1,719
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Percentage of NOI

Q1 2021
DC
Multifamily	6.0%
Office	20.8%
Other	2.5%
29.3%
Maryland
Multifamily	4.2%
Other	3.7%
7.9%
Virginia
Multifamily	38.7%
Office	22.2%
Other	1.9%
62.8%

Total Portfolio	100.0%

Net Operating Income (NOI) - Multifamily (Dollars In thousands)

	Apartment Units as of 03/31/2021	Three Months Ended
		03/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Rental and other property revenues
Same-store (1)	6,658	$35,156	$35,465	$35,821	$35,824	$36,541
Non same-store
Development (2)	401	976	698	445	214	37
Total rental and other property revenues	7,059	36,132	36,163	36,266	36,038	36,578

Property operating expenses
Same-store		14,405	14,304	14,532	13,806	13,738
Non same-store
Development		767	728	456	304	247
Total property operating expenses		15,172	15,032	14,988	14,110	13,985

Net Operating Income (NOI)
Same-store		20,751	21,161	21,289	22,018	22,803
Non same-store
Development		209	(30)	(11)	(90)	(210)
Total NOI		$20,960	$21,131	$21,278	$21,928	$22,593

Same-store metrics
Retention (3)		51%	51%	58%	61%	56%

______________________________
(1)     Includes properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.

(2)    Includes development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared.

(3)     Represents the percentage of Same-store property leases renewed that were set to expire in the period presented.

Same-Store Operating Results - Multifamily (Dollars in thousands, except Average Effective Monthly Rent per Unit)

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Quarter-to-Date Comparison	Apt Units	Q1 2021	Q1 2020	% Change	Q1 2021	Q1 2020	% Change	Q1 2021	Q1 2020	% Change	Q1 2021	Q1 2020	% Change	Q1 2021	Q1 2020	% Change
Total/Weighted Average	6,658	$35,156	$36,541	(3.8)%	$14,405	$13,738	4.9%	$20,751	$22,803	(9.0)%	94.3%	95.4%	(1.2)%	$1,681	$1,734	(3.1)%

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Sequential Comparison	Apt Units	Q1 2021	Q4 2020	% Change	Q1 2021	Q4 2020	% Change	Q1 2021	Q4 2020	% Change	Q1 2021	Q4 2020	% Change	Q1 2021	Q4 2020	% Change
Total/Weighted Average	6,658	$35,156	$35,465	(0.9)%	$14,405	$14,304	0.7%	$20,751	$21,161	(1.9)%	94.3%	94.0%	0.3%	$1,681	$1,701	(1.2)%

Same-Store Operating Expenses - Multifamily (In thousands)

Quarter-to-Date Comparison	Q1 2021	Q1 2020	$ Change	% Change	% of Q1 2021 Total
Controllable (1)	$6,671	$6,307	$364	5.8%	46.3%
Non-Controllable (2)	7,734	7,431	303	4.1%	53.7%
Total same-store operating expenses	$14,405	$13,738	$667	4.9%	100.0%

Sequential Comparison	Q1 2021	Q4 2020	$ Change	% Change	% of Q1 2021 Total
Controllable	$6,671	$6,945	$(274)	(3.9)%	46.3%
Non-Controllable	7,734	7,359	375	5.1%	53.7%
Total same-store operating expenses	$14,405	$14,304	$101	0.7%	100.0%

______________________________
(1) Controllable operating expenses consist of:
Payroll, Repairs & Maintenance, Marketing, Administrative and other
(2) Non-Controllable operating expenses consist of:
Third-party Fees, Utilities, Insurance and Real Estate Taxes

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	03/31/2021	12/31/2020	09/30/2020	6/30/2020	3/31/2020
Multifamily	94.3%	94.0%	94.3%	94.5%	95.4%
Office	84.2%	85.6%	86.1%	86.0%	86.7%
Other (3)	87.4%	86.6%	85.8%	87.2%	91.0%

Overall Portfolio	91.1%	91.1%	91.4%	91.5%	92.6%

	Average Occupancy - All Properties (2)
Sector	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Multifamily (4)	94.3%	94.0%	94.3%	94.5%	95.4%
Office	84.2%	86.0%	86.5%	86.8%	88.1%
Other (3)	87.4%	86.6%	85.8%	87.2%	91.0%

Overall Portfolio (4)	91.1%	91.1%	91.3%	91.5%	92.7%

______________________________
(1) Non same-store properties were:
Development:
Multifamily - Trove
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and other properties includes short-term lease agreements.

(3) Consists of retail centers: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4) Average occupancy excludes the addition of the total rentable units at Trove, which began to lease-up in the first quarter of 2020. Including Trove, multifamily average occupancy was 91.1%, 90.2%, 89.9%, 89.5%, and 90.0% and overall portfolio average occupancy was 89.4%, 89.2%, 89.1%, 89.0% and 90.0% for each of the quarters ended March 31, 2021, December 31 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1) (2)
Sector	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Multifamily	94.9%	94.3%	94.6%	94.3%	95.1%
Office	83.3%	85.7%	86.0%	86.4%	86.8%
Other (3)	87.4%	86.5%	86.8%	84.0%	91.1%

Overall Portfolio	90.9%	91.4%	91.6%	91.8%	92.4%

	Ending Occupancy - All Properties (2)
Sector	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Multifamily (4)	94.9%	94.3%	94.6%	94.3%	95.1%
Office	83.3%	85.7%	86.6%	86.8%	88.1%
Other (3)	87.4%	86.5%	86.8%	84.0%	91.1%

Overall Portfolio (4)	90.9%	91.4%	91.6%	91.7%	92.5%

______________________________
(1) Non same-store properties were:
Development:
Multifamily - Trove
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street

(2) Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and other properties includes short-term lease agreements.

(3) Consists of retail centers: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4) Ending occupancy excludes the addition of the total rentable units at Trove, which began to lease-up in the first quarter of 2020. Including Trove, multifamily ending occupancy was 92.0%, 90.9%, 90.5%, 89.8%, and 89.9% and overall portfolio ending occupancy was 89.5%, 89.7%, 89.5%, 89.4% and 89.9% as of March 31 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

Commercial Leasing Summary - New Leases

	1st Quarter 2021		4th Quarter 2020		3rd Quarter 2020		2nd Quarter 2020		1st Quarter 2020
Gross Leasing Square Footage
Office Buildings	29,065		9,437		19,159		19,795		45,976
Retail Centers	—		7,824		5,900		420		15,392
Total	29,065		17,261		25,059		20,215		61,368
Weighted Average Term (years)
Office Buildings	6.7		4.5		5.3		8.3		4.4
Retail Centers	—		5.5		12.1		5.0		5.5
Total	6.7		4.9		6.9		8.3		4.7
Weighted Average Free Rent Period (months)
Office Buildings	3.9		3.5		6.2		7.3		1.1
Retail Centers	—		1.8		5.2		—		1.1
Total	3.9		3.2		6.1		7.3		1.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$55.80	$57.71	$48.83	$50.20	$41.57	$44.81	$54.47	$50.74	$43.39	$43.12
Retail Centers	—	—	12.59	14.79	18.87	16.11	15.93	15.00	17.96	17.90
Total	$55.80	$57.71	$32.40	$34.15	$36.23	$38.06	$53.67	$50.00	$37.01	$36.80

Rate on new leases
Office Buildings	$58.22	$51.28	$46.32	$45.93	$45.74	$43.06	$54.89	$49.55	$47.20	$45.37
Retail Centers	—	—	14.22	14.79	18.87	16.10	15.93	15.00	21.31	19.36
Total	$58.22	$51.28	$31.77	$31.81	$39.41	$36.72	$54.08	$48.83	$40.71	$38.85

Percentage Increase
Office Buildings	4.3%	(11.1)%	(5.1)%	(8.5)%	10.0%	(3.9)%	0.8%	(2.3)%	8.8%	5.2%
Retail Centers	—%	—%	12.9%	—%	—%	(0.1)%	—%	—%	18.7%	8.2%
Total	4.3%	(11.1)%	(1.9)%	(6.9)%	8.8%	(3.5)%	0.8%	(2.3)%	10.0%	5.6%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$465,345	$16.01	$297,484	$31.52	$895,267	$46.73	$1,667,073	$84.22	$480,677	$10.45
Retail Centers	—	—	100,840	12.89	164,406	27.87	3,000	7.14	9,000	0.58
Subtotal	$465,345	$16.01	$398,324	$23.08	$1,059,673	$42.29	$1,670,073	$82.62	$489,677	$7.98
Leasing Commissions
Office Buildings	$553,522	$19.04	$107,674	$11.41	$229,690	$11.99	$464,719	$23.48	$240,732	$5.24
Retail Centers	—	—	29,586	3.78	8,665	1.47	1,338	3.19	95,055	6.18
Subtotal	$553,522	$19.04	$137,260	$7.95	$238,355	$9.51	$466,057	$23.06	$335,787	$5.47
Tenant Improvements and Leasing Commissions
Office Buildings	$1,018,867	$35.05	$405,158	$42.93	$1,124,957	$58.72	$2,131,792	$107.70	$721,409	$15.69
Retail Centers	—	—	130,426	16.67	173,071	29.34	4,338	10.33	104,055	6.76
Total	$1,018,867	$35.05	$535,584	$31.03	$1,298,028	$51.80	$2,136,130	$105.68	$825,464	$13.45
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases executed in Q1 2021 that are excluded from Tenant Improvements in the table above totaled $0.2 million.

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2021		4th Quarter 2020		3rd Quarter 2020		2nd Quarter 2020		1st Quarter 2020
Gross Leasing Square Footage
Office Buildings	56,602		22,014		39,955		15,359		42,574
Retail Centers	68,293		3,488		7,635		—		19,350
Total	124,895		25,502		47,590		15,359		61,924
Weighted Average Term (years)
Office Buildings	3.6		7.8		7.2		1.7		3.7
Retail Centers	5.8		3.2		1.8		—		7.1
Total	4.8		7.2		6.3		1.7		4.8
Weighted Average Free Rent Period (months)
Office Buildings	2.1		9.0		6.9		4.5		1.2
Retail Centers	0.2		2.0		5.4		—		0.1
Total	1.5		8.2		6.7		4.5		1.0

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$53.64	$56.24	$44.93	$44.89	$33.30	$35.00	$43.93	$50.65	$43.46	$44.70
Retail Centers	19.37	21.70	40.10	41.38	35.45	39.62	—	—	19.88	20.96
Total	$34.91	$37.36	$44.27	$44.41	$33.65	$35.74	$43.93	$50.65	$36.09	$37.28

Rate on new leases
Office Buildings	$57.45	$55.64	$54.70	$48.45	$39.15	$36.18	$52.44	$51.62	$46.39	$45.00
Retail Centers	21.81	21.50	41.43	41.43	41.27	40.92	—	—	21.73	20.64
Total	$37.96	$36.97	$52.89	$47.49	$39.49	$36.94	$52.44	$51.62	$38.69	$37.39

Percentage Increase
Office Buildings	7.1%	(1.1)%	21.7%	7.9%	17.6%	3.4%	19.4%	1.9%	6.7%	0.7%
Retail Centers	12.6%	(0.9)%	3.3%	0.1%	16.4%	3.3%	—%	—%	9.3%	(1.5)%
Total	8.7%	(1.0)%	19.5%	6.9%	17.4%	3.4%	19.4%	1.9%	7.2%	0.3%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$58,515	$1.03	$602,748	$27.38	$912,553	$22.84	$—	$—	$79,005	$1.86
Retail Centers	—	—	—	—	—	—	—	—	125,447	6.48
Subtotal	$58,515	$0.47	$602,748	$23.64	$912,553	$19.18	$—	$—	$204,452	$3.30
Leasing Commissions
Office Buildings	$178,680	$3.16	$493,368	$22.41	$207,400	$5.19	$41,780	$2.72	$209,309	$4.92
Retail Centers	95,252	1.39	9,482	2.72	—	—	—	—	34,498	1.78
Subtotal	$273,932	$2.19	$502,850	$19.72	$207,400	$4.36	$41,780	$2.72	$243,807	$3.94
Tenant Improvements and Leasing Commissions
Office Buildings	$237,195	$4.19	$1,096,116	$49.79	$1,119,953	$28.03	$41,780	$2.72	$288,314	$6.78
Retail Centers	95,252	1.39	9,482	2.72	—	—	—	—	159,945	8.26
Total	$332,447	$2.66	$1,105,598	$43.36	$1,119,953	$23.54	$41,780	$2.72	$448,259	$7.24
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter.

10 Largest Tenants - Based on Annualized Commercial Income
March 31, 2021

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Atlantic Media, Inc.	1	79	6.5%	134,084	4.7%
Capital One, N.A.	3	13	4.8%	143,090	5.1%
EIG Management Company, LLC	1	198	2.6%	51,358	1.8%
B. Riley Financial, Inc.	1	43	2.5%	54,540	1.9%
Hughes Hubbard & Reed LLP	1	143	2.4%	47,788	1.7%
Morgan Stanley Smith Barney Financing	1	114	2.1%	42,316	1.5%
Promontory Interfinancial Network, LLC	1	68	1.9%	36,867	1.3%
Graham Holdings Company	1	44	1.8%	33,815	1.2%
Raytheon BBN Technologies Corporation	1	24	1.8%	43,277	1.5%
Sunrise Senior Living, LLC (1)	1	6	1.8%	66,810	2.4%
Total/Weighted Average		64	28.2%	653,945	23.1%
______________________________
(1) In April, Sunrise Senior Living, LLC signed an early renewal for 73,526 square feet for 8 years and 10 months, commencing on October 1, 2021 and expiring on July 21, 2030.

Note: This table excludes short-term lease agreements.

Industry Diversification - Office
March 31, 2021

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Finance and Insurance	$24,876,022	23.02%	462,966	21.18%
Professional, Scientific, and Technical Services	23,449,510	21.70%	505,959	23.15%
Other Services (except Public Administration)	19,576,921	18.12%	387,103	17.71%
Information	14,012,499	12.97%	249,321	11.41%
Legal Services	8,221,284	7.61%	151,926	6.95%
Health Care and Social Assistance	7,142,064	6.61%	179,056	8.19%
Real Estate and Rental and Leasing	3,294,138	3.05%	76,273	3.49%
Retail Trade	1,962,364	1.82%	26,735	1.22%
Miscellaneous:
Accommodation and Food Services	1,744,193	1.61%	55,280	2.53%
Transportation and Warehousing	816,170	0.76%	18,306	0.84%
Other	2,956,417	2.73%	72,494	3.33%
Total	$108,051,582	100.00%	2,185,419	100.00%

Lease Expirations
March 31, 2021

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2021 (2)	39	180,170	8.16%	$7,209,106	$40.01	5.76%
2022	42	329,429	14.92%	16,028,332	48.65	12.80%
2023	50	301,560	13.65%	15,058,796	49.94	12.03%
2024	53	264,245	11.97%	14,458,380	54.72	11.55%
2025	43	190,367	8.62%	10,569,745	55.52	8.44%
2026 and thereafter	115	942,685	42.68%	61,887,130	65.65	49.42%
	342	2,208,456	100.00%	$125,211,489	56.70	100.00%
Other:
2021	6	18,774	3.15%	$268,709	$14.31	1.78%
2022	14	75,994	12.75%	1,539,860	20.26	10.19%
2023	18	39,136	6.57%	1,539,896	39.35	10.19%
2024	16	151,494	25.42%	3,032,893	20.02	20.08%
2025	11	79,292	13.30%	1,476,234	18.62	9.77%
2026 and thereafter	35	231,358	38.81%	7,248,850	31.33	47.99%
	100	596,048	100.00%	$15,106,442	25.34	100.00%
Total:
2021	45	198,944	7.09%	$7,477,815	$37.59	5.33%
2022	56	405,423	14.46%	17,568,192	43.33	12.52%
2023	68	340,696	12.15%	16,598,692	48.72	11.83%
2024	69	415,739	14.82%	17,491,273	42.07	12.47%
2025	54	269,659	9.62%	12,045,979	44.67	8.58%
2026 and thereafter	150	1,174,043	41.86%	69,135,980	58.89	49.27%
	442	2,804,504	100.00%	$140,317,931	50.03	100.00%
______________________________
(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.
(2) Includes 66,810 square feet for Sunrise Senior Living, LLC, which signed an early renewal subsequent to the end of the first quarter of 2021. See slide 25 for further information.
Note: This table excludes short-term temporary license agreements and office space managed by WashREIT.

Schedule of Properties
March 31, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	# OF UNITS	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne	Alexandria, VA	2003	2008	74	60,000	98.6%	97.3%
Riverside Apartments	Alexandria, VA	2016	1971	1,222	1,001,000	96.6%	95.4%
Assembly Alexandria	Alexandria, VA	2019	1990	532	437,000	96.8%	95.3%
Cascade at Landmark	Alexandria, VA	2019	1988	277	273,000	96.8%	96.4%
Park Adams	Arlington, VA	1969	1959	200	173,000	98.5%	97.5%
Bennett Park	Arlington, VA	2001	2007	224	215,000	97.3%	96.9%
The Maxwell	Arlington, VA	2011	2014	163	116,000	98.2%	96.9%
The Paramount	Arlington, VA	2013	1984	135	141,000	97.8%	94.1%
The Wellington	Arlington, VA	2015	1960	711	600,000	98.5%	95.8%
Roosevelt Towers	Falls Church, VA	1965	1964	191	170,000	96.3%	95.8%
The Ashby at McLean	McLean, VA	1996	1982	256	274,000	99.2%	96.9%
Assembly Dulles	Herndon, VA	2019	2000	328	361,000	97.0%	94.5%
Assembly Herndon	Herndon, VA	2019	1991	283	221,000	95.4%	94.3%
Assembly Manassas	Manassas, VA	2019	1986	408	390,000	95.8%	95.1%
Assembly Leesburg	Leesburg, VA	2019	1986	134	124,000	98.5%	96.3%
Bethesda Hill Apartments	Bethesda, MD	1997	1986	195	225,000	95.9%	95.4%
Assembly Germantown	Germantown, MD	2019	1990	218	211,000	97.2%	95.0%
Assembly Watkins Mill	Gaithersburg, MD	2019	1975	210	193,000	96.7%	96.7%
3801 Connecticut Avenue	Washington, DC	1963	1951	307	178,000	93.5%	87.6%
Kenmore Apartments	Washington, DC	2008	1948	374	268,000	90.4%	88.8%
Yale West	Washington, DC	2014	2011	216	173,000	95.8%	95.4%
Subtotal Stabilized Properties				6,658	5,804,000	96.5%	94.9%
Trove	Arlington, VA	2015	2020	401	293,000	46.4%	44.1%
Subtotal All Properties				7,059	6,097,000
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(1)     Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Schedule of Properties (continued)
March 31, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	77.6%	77.6%
Courthouse Square	Alexandria, VA	2000	1979	121,000	82.3%	80.8%
1600 Wilson Boulevard	Arlington, VA	1997	1973	171,000	87.5%	86.9%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	78.5%	78.5%
Arlington Tower	Arlington, VA	2018	1980/2014	389,000	84.3%	83.8%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	552,000	81.1%	81.1%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	77.9%	77.9%
1220 19th Street	Washington, DC	1995	1976	103,000	86.4%	86.4%
2000 M Street	Washington, DC	2007	1971	234,000	79.3%	77.2%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	81.6%	81.6%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	97.2%	97.2%
1775 Eye Street, NW	Washington, DC	2014	1964	189,000	86.5%	86.5%
Watergate 600	Washington, DC	2017	1972/1997	295,000	88.8%	88.8%
Subtotal				2,666,000	83.6%	83.3%
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(1)     The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
March 31, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	90.6%	90.6%
Concord Centre	Springfield, VA	1973	1960	75,000	90.2%	90.2%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	97.4%	86.4%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	75.8%	75.8%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	94.2%	94.2%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	83.0%	83.0%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	94,000	87.6%	87.6%
Subtotal				697,000	88.7%	87.4%
TOTAL PORTFOLIO				9,460,000
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(1)     The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Supplemental Definitions
March 31, 2021

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, gain/loss on interest rate derivatives, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average Effective Rent per Unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except Multifamily, on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with the sale of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Retention represents the percentage of leases renewed that were set to expire in the period presented.
Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Currently, one of the most significant factors continues to be the adverse effect of the COVID-19 virus, including any variants and mutations thereof, the actions taken to contain the pandemic or mitigate the impact of COVID-19, and the direct and indirect economic effects of the pandemic and containment measures. The extent to which COVID-19 continues to impact WashREIT and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, the continued speed and success of the vaccine rollout, effectiveness and willingness of people to take COVID-19 vaccines, and the duration of associated immunity and their efficacy against emerging variants of COVID-19, among others. Moreover, investors are cautioned to interpret many of the risks identified in the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 16, 2021, as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to the risks associated with ownership of real estate in general and our real estate assets in particular; the economic health of the greater Washington metro region; the risk of failure to enter into and/or complete potential acquisitions and dispositions, at all, within the price ranges anticipated and on the terms and timing anticipated; changes in the composition of our portfolio; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers; the economic health of our tenants; shifts away from brick and mortar stores to e-commerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; the risks related to not having adequate insurance to cover potential losses; the risks related to our organizational structure and limitations of stock ownership; changes in the market value of securities; terrorist attacks or actions and/or cyber-attacks; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2020 Form 10-K filed on February 16, 2021. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.